As filed via EDGAR with the Securities and Exchange Commission on April 30, 2003

                       Registration Statement No. 2-34277
                                ICA No. 811-1920

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Pre-Effective Amendment No. _____           [ ]

                       Post-Effective Amendment No. 49             [X]

                                       and

                      REGISTRATION STATEMENT UNDER THE             [X]
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 29

                                  STRALEM FUND
               (Exact Name of Registrant as Specified in Charter)

                      645 Madison Avenue, New York NY 10022
                    (Address of Principal Executive Offices)

            Registrant's Telephone Number, including Area Code: (212)888-8123

           Philippe E. Baumann, 645 Madison Avenue, New York, New York 10022
                     (Name and Address of Agent for Service)

                                    Copy to:

                          Susan J. Penry-Williams, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022

It is proposed that this filing will become effective (check appropriate box):

|X|   Immediately upon filing            |_|   on (date) pursuant
      pursuant to paragraph (b)                to paragraph (b)

|_|   60 days after filing pursuant      |_|   on (date) pursuant
      to paragraph (a)(1)                      to paragraph (a)(1)

|_|   75 days after filing pursuant      |_|   on (date) pursuant
      to paragraph (a)(2)                      to paragraph (a)(2) of
                                               rule 485.
If appropriate, check the following box:

      |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  STRALEM FUND



                              STRALEM BALANCED FUND

                               STRALEM EQUITY FUND




                                   PROSPECTUS





                                 April 30, 2003





















The Securities and Exchange Commission has not approved or disapproved the shares of either Fund as an investment. The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

                         Table of Contents

                                                                            Page


RISK/RETURN SUMMARY:  STRALEM BALANCED FUND....................................1
  Investment Objective.........................................................1
  Principal Investment Strategies..............................................1
  Principal Risks of Investing.................................................1
  Bar Chart and Performance Table..............................................1
  Fees and Expenses of Stralem Balanced Fund...................................2

RISK/RETURN SUMMARY:  STRALEM EQUITY FUND......................................3
  Investment Objective.........................................................3
  Principal Investment Strategies..............................................3
  Principal Risks of Investing.................................................3
  Bar Chart and Performance Table..............................................3
  Fees and Expenses of Stralem Equity Fund.....................................4
EXAMPLE OF EXPENSES............................................................5
INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS..................6
  Investment Objectives........................................................6
  Principal Strategies.........................................................6
  Risks of Investing...........................................................6
INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT...........................8
SHAREHOLDER INFORMATION........................................................8

  Investment Minimums..........................................................8
  Net Asset Value..............................................................8
  How to Purchase Shares.......................................................9
  How to Exchange or Redeem Shares.............................................9
  Dividends and Capital Gains Distributions....................................9
  Tax Issues.................................................................. 9

FINANCIAL HIGHLIGHTS..........................................................11

RISK/RETURN SUMMARY:  STRALEM BALANCED FUND


Investment Objective

Stralem Balanced Fund* (a series of Stralem Fund) is a no-load mutual fund with the investment objective of realizing both income and capital appreciation in an attempt to maximize total return.


Principal Investment Strategies


The Fund seeks to achieve its investment objective by investing at least 25% of its assets in equity securities listed or traded on major U.S. stock exchanges and at least 25% of its assets in investment grade, U.S. dollar-denominated fixed income securities issued by U.S. companies and the U.S. government or its political subdivisions, agencies and instrumentalities and by modifying the composition of the Fund's portfolio as economic and market trends change. The Fund's investment strategies can be identified as "value-driven" and/or "flexible" investing.


Principal Risks of Investing


The Fund is subject to the risks common to all mutual funds that invest in equity securities and bonds. You may lose money by investing in the Fund if any of these occur:



   o the stock markets of the United States go down, decreasing the value of equity securities;



   o  one or more  portfolio  holdings  does not perform as well as expected;



   o  a change in interest rates that changes the value of a bond; or

   o the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.


In addition, the Fund is non-diversified, which means that Stralem Balanced Fund could have a portfolio with as few as twelve issuers. To the extent that the Fund invests in a small number of issuers, there may be a greater risk of losing money than in a diversified investment company.


Bar Chart and Performance Table


The bar chart and table shown below provide an indication of the risks of investing in Stralem Balanced Fund by showing changes in that Fund's performance from year to year from January 1, 1993 through December 31, 2002. The following table also shows Stralem Balanced Fund's average annual returns for 1, 5 and 10 years compared with those of the Standard & Poor's Composite 500 Index and the J.P. Morgan U.S. Government Bond Index. Past performance is not an indication of future performance.



The Fund's highest quarterly return was 11.3% (for the quarter ended 6/30/97). The Fund's lowest quarterly return was - 6.77% (for the quarter ended 3/31/01).



*Prior  to March  26,  2003  Stralem  Balanced  Fund was  known as
Stralem Fund.

[BAR CHART OMITTED]


--------------------------------------------------------------------------------
2002     2001    2000    1999    1998     1997     1996    1995    1994    1993
--------------------------------------------------------------------------------
-5.47   -4.22    1.51    14.69   24.70    20.62    7.22    25.50   -5.60   11.70
--------------------------------------------------------------------------------



Performance Table: Stralem Balanced Fund

--------------------------------------------------------------------------------

Average Annual Total Returns                      One         Five       Ten
(for the period ending December 31, 2002)         Year       Years      Years

--------------------------------------------------------------------------------

Return Before Taxes*                            - 5.47%      5.62%      8.45%

--------------------------------------------------------------------------------

Return After Taxes on Distributions             - 6.43%      4.03%      6.50%

--------------------------------------------------------------------------------

Return After Taxes on Distributions and        - 5.14%       3.31%      5.08%
Sale of Fund Shares

--------------------------------------------------------------------------------

S&P 500**                                     - 22.15%      -.57%       9.37%

--------------------------------------------------------------------------------

J.P. Morgan U. S. Government Bond Index***      12.21%      7.84%       7.56%

--------------------------------------------------------------------------------
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
** The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. This is shown with dividends included and reflects no deduction for fees, expenses, or taxes.
*** The J.P. Morgan U.S. Government Bond Index is comprised of U. S. Treasury notes and bonds. It is a weighted average and is adjusted daily to reflect changes in price and accrued interest. It assumes that interest is reinvested in the bond that pays the interest.


Fees and Expenses of Stralem Balanced Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Stralem Balanced Fund.


Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                         None
Maximum Deferred Sales Charge (Load)                                     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividend               None
Redemption Fee                                                           None
Exchange Fee                                                             None


Annual Fund Operating Expenses (Expenses deducted from Fund assets)
Management Fees*                                                         1.05%
Distribution (12b-1) Fees                                                None
Other Expenses                                                           0.13%
Total Annual Fund Operating Expenses*                                    1.18%

-----------------

*   Includes administrative fees of 0.05% reimbursed to the Adviser.

RISK/RETURN SUMMARY:  STRALEM EQUITY FUND

Investment Objective

Stralem Equity Fund (a series of Stralem Fund) is a no-load mutual fund with the investment objective of long-term capital appreciation.


Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in equity securities listed or traded on major U.S. stock exchanges and in the over-the-counter market. Under normal circumstances, the Fund will invest at least 80% of its assets in the equity securities of large capitalization U.S. companies. The Fund's investment strategies can be identified as "value-driven" and/or "flexible" investing.


Principal Risks of Investing

The Fund is subject to the risks common to all mutual funds that invest in equity securities. You may lose money by investing in the Fund if any of these occur:

   o the stock markets of the United States go down, decreasing the value of equity securities;

   o a stock or stocks in the Fund's portfolio does not perform as well as expected;

   o the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.


In addition, the Fund is non-diversified, which means that Stralem Equity Fund could have a portfolio with as few as twelve issuers. To the extent that the Fund invests in a small number of issuers, there may be a greater risk of losing money than in a diversified investment company.


Bar Chart and Performance Table


The chart and table shown below provide an indication of the risks of investing in Stralem Equity Fund by comparing the Fund's performance from January 18, 2000 through December 31, 2002 with those of the Standard & Poor's Composite 500 Index. Past performance is not an indication of future performance.



The Fund's highest quarterly return was 10.66% (for the quarter ended 12/31/01). The lowest quarterly return was - 16.44% (for the quarter ended 9/30/02).

                               [Bar Chart Omitted]

                           -------------------------
                             2002      2001     2000
                           -------------------------
                             -21.44    -4.16     5.7
                           -------------------------


Performance Table: Stralem Equity Fund

--------------------------------------------------------------------------------

                                                                        Since
                                                                       Inception
Average Annual Total Returns for Period Ending 12/31/02      One    (January 18,
                                                             Year       2000)


--------------------------------------------------------------------------------

Return Before Taxes*                                       -21.44%     -7.33%

--------------------------------------------------------------------------------

Return After Taxes on Distributions                        -21.81%     -7.72%

--------------------------------------------------------------------------------

Return After Taxes on Distributions and Sale               -17.45%     -6.05%
of Fund Shares

--------------------------------------------------------------------------------

S&P 500**                                                  -22.15%    -15.41%

--------------------------------------------------------------------------------
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. This is shown with dividends included and reflects no deduction for fees, expenses, or taxes.
---------------------------------------------------------------------

Fees and Expenses of Stralem Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Stralem Equity Fund.


Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                        None
Maximum Deferred Sales Charge (Load)                                    None
Maximum Sales Charge (Load) Imposed on Reinvested                       None
      Dividends
Redemption Fee                                                          None
Exchange Fee                                                            None


Annual Fund Operating Expenses (Expenses deducted from Fund assets)
Management Fees*                                                        1.62%
Distribution (12b-1) Fees                                               None
Other Expenses                                                          0.17%
Total Annual Fund Operating Expenses*                                   1.79%

-----------------

*     Includes administrative fees of  0.12% reimbursed to the Adviser.

EXAMPLE OF EXPENSES

This Example is intended to help you compare the cost of investing in either Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that the investor redeems all of his or her shares at the end of each period and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

----------------------------------------------------------------------
                            1 YEAR      3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------

Stralem Balanced Fund        $120      $375        $649      $1,432

----------------------------------------------------------------------

Stralem Equity Fund          $182      $563        $970      $2,105

----------------------------------------------------------------------


The above table is designed to assist you in understanding the various costs and expenses that an investor in either Fund would bear directly or indirectly. Neither Stralem Balanced Fund nor Stralem Equity Fund has a contingent deferred sales charge or a redemption fee.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS

Investment Objectives


Stralem Balanced Fund's investment objective is realizing both income and capital appreciation in an attempt to maximize total return. Stralem Equity Fund's investment objective is long-term capital appreciation.


Principal Strategies

The Funds'  investment  strategies  can be identified as  "value-driven"  and/or
"flexible" investing. This means that when the Funds anticipate a generally rising stock market, the Funds invest in equity securities of companies that:

o  are listed or traded on major U.S. stock exchanges;
o  are a primary factor in their industry;
o  have  an  equity  capitalization  (at  market)  of at  least  $3 billion;
o  have a consistently strong and conservative balance sheet;
o have demonstrated a long-term potential for growth superior to the long-term inflation rate; and
o  can be  purchased  at a price  that  is in  line  with  current earnings.

Stralem Balanced Fund

When Stralem Balanced Fund anticipates a decline in the stock market, the Fund may shift its emphasis from equity securities to fixed income securities if it believes that the total return from fixed income securities will exceed returns from equity investments.

The Fund invests in fixed income securities with longer maturities during periods when it anticipates lower interest rates and shorter-term fixed income securities when it expects interest rates to rise. The Fund may also invest in money market instruments from banks insured by the Federal Deposit Insurance Corporation.


Stralem Equity Fund

During unfavorable market conditions, Stralem Equity Fund may invest "defensively," that is, make temporary investments that are not consistent with the Fund's investment objective and principal strategies. As a result, the Fund may not achieve its investment objective. For example, if there is a market downturn or if the Fund must raise cash to meet redemption requests, the Fund may invest more assets in bonds or money market instruments, or invest in derivative instruments to protect the Fund's investments.

Risks of Investing

As with all mutual funds, investing in the Funds involves certain risks. We cannot guarantee that the Funds will meet their investment objectives or that the Funds will perform as in the past. You may lose money if you invest in the Funds.

The Funds may use various investment techniques, some of which involve greater amounts of risk. These investment techniques are discussed in detail in the Statement of Additional Information. To reduce risk, the Funds are subject to certain limitations and restrictions. The

Funds, however, intend to comply with the diversification requirements of federal tax law as necessary to qualify as a regulated investment company.

Risks of Investing in Mutual Funds

The following  risks are common to all mutual funds and  therefore  apply to the
Funds:

      o Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk may apply to individual securities, a particular sector or the entire economy.

      o Manager Risk. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

Risk of Investing in Equity Securities

The following risk is common to all mutual funds that invest in equity securities and therefore applies to the Funds:

      o Equity Risk. The value of the stock will fluctuate with events affecting the company's profitability or volatility. Unlike debt securities, which have a preference to a company's earnings and cash flow, equity securities receive value only after the company meets its other obligations.


Risks of Investing in  Fixed Income Securities

The following risk is common to all mutual funds that invest in fixed income securities and therefore applies to the portion of Stralem Balanced Fund that is invested in fixed income securities:

      o Interest Rate Risk. The value of a fixed income security may decline if interest rates change. The value of such a security changes in the opposite direction from a change in interest rates. For example, the value of the security typically decreases when interest rates rise. In general, fixed income securities with longer maturities are more sensitive to changes in interest rates than those with shorter maturities.

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

Stralem & Company Incorporated (the "Adviser"), 645 Madison Avenue, New York, NY 10022 is the investment adviser of each Fund. The Adviser, an investment adviser registered with the SEC, was founded in November 22, 1966. The Adviser manages funds for individuals, trusts, pension plans and other institutional investors. The Adviser also performs some brokerage functions for its clients.


Advisory Services. Under its investment advisory agreement with each Fund, the Adviser screens and analyzes potential investments for the Funds and, subject to the investment restrictions and policies of each Fund, determines the amount of each investment that should be made and the form of such investment. The Adviser also reviews and re-evaluates the Funds' portfolios periodically to determine at what point investments have met the Funds' investment objective or are unlikely to meet such objective. The Adviser then purchases or sells the Funds' investments as it deems appropriate and consistent with the Funds' investment objectives. The Adviser also provides certain clerical, statistical and other administrative services for the Funds.

Stralem Balanced Fund

For the year ended December 31, 2002, the Fund paid to the Adviser an advisory fee equal to an annual rate of 1.00% of the Fund's average weekly net assets . In addition, the Fund paid to the Adviser a fee equal to an annual rate of 0.05% of the Fund's average monthly net assets to reimburse the Adviser for administrative services.


Stralem Equity Fund


For the year ended December 31, 2002, the Fund paid to the Adviser an advisory fee equal to an annual rate of 1.50% of the Fund's average weekly net assets. In addition, the Fund paid to the Adviser a fee equal to 0.12% of the Fund's average monthly net assets to reimburse the Adviser for administrative services.

Portfolio Manager. Philippe E. Baumann has been primarily responsible for the day-to-day management of the Funds' portfolios since their inception. Mr. Baumann has been executive vice president of the Adviser since 1973.


SHAREHOLDER INFORMATION

Investment Minimums


The minimum initial investment in Stralem Balanced Fund is $100. The minimum initial investment in Stralem Equity Fund is $200,000, but current investors of Stralem Balanced Fund are not subject to the investment minimum for Stralem Equity Fund. There is no minimum for subsequent investments. We may reduce or waive the minimum investment requirements in some cases.


Net Asset Value


The net asset value per share ("NAV") of the each Fund is determined as of 4:00 p.m. Eastern Time on each day the New York Stock Exchange, Inc. (the "Exchange") is open for business. The NAV is calculated by subtracting each Fund's liabilities from its assets and then dividing that number by the total number of outstanding shares. Securities without a readily available price quotation may be priced at fair value. Fair value is determined in good faith by the management of each Fund.


How to Purchase Shares

You must be a client of the Adviser to purchase shares of either Fund. Clients may purchase shares from the Adviser at 645 Madison Avenue, New York, New York 10022. When you purchase shares of either Fund, you will pay no sales charges, underwriting discounts or commissions. The Fund's shares are continuously offered for sale at NAV. The Funds must receive your purchase request by the close of the Exchange to receive the NAV of that day. If your request is received after the close of trading on the Exchange, it will be processed the next business day.

How to Exchange or Redeem Shares


You may exchange shares of either Fund for shares of the other. You may redeem shares of either Fund without charge at any time by telephone. If you were issued certificates, you must submit your properly endorsed certificates with your signature guaranteed. Please contact the Adviser for information about obtaining a signature guarantee.


When you exchange shares, you sell your shares of one Fund and buy shares of the other Fund. When you exchange or redeem shares, your shares will be valued at the next-determined NAV of such shares. The Funds must receive your purchase or exchange request by the close of the Exchange to receive the NAV of that day. The Funds will pay you as soon as reasonably practicable after receipt of the redemption request and certificates. In any event, the Funds will pay you within three business days. Because the NAV fluctuates with the change in market value of the securities owned, the amount you receive upon redemption may be more or less than the amount you paid for the shares.

Suspension of Redemptions. The Funds may suspend at any time redemption of shares or payment when:

           o the Exchange is closed;
           o trading on the Exchange is restricted; or
           o certain emergency circumstances exist.

Exchange Limit. In order to limit expenses, the Funds reserve the right to limit to two the number of exchanges you can make in any year.

Dividends and Capital Gains Distributions


The Funds intend to distribute all or most of their net investment income and net capital gains to shareholders annually. If you are buying shares of Stralem Balanced Fund or Stralem Equity Fund, you should indicate on your purchase application whether you want your dividends and distributions automatically paid to you in cash or reinvested in the Funds at NAV. Otherwise, dividends and/or capital gains distributions with respect to Stralem Balanced Fund and Stralem Equity Fund will be automatically reinvested.


Tax Issues

The Funds intend to continue to qualify as regulated investment companies, which means that they pay no federal income tax on the earnings or capital gains they distribute to their shareholders. We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Fund.

      o Ordinary dividends from a Fund are taxable as ordinary income and dividends from a Fund's long-term capital gains are taxable as capital gain.

      o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

      o Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

      o We will mail you tax statements every January showing the amounts and tax status of the distributions you received.

      o When you sell (redeem) or exchange shares of a Fund, you must recognize any gain or loss.

      o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

      o You should review the more detailed discussion of federal income tax considerations in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS


Stralem Balanced Fund



This financial highlights table is intended to help you understand Stralem Balanced Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions. Eisner LLP (formerly Richard A. Eisner & Company, LLP) has audited this information. Eisner LLP's report along with further detail on the Fund's financial statements are included in the annual report, which is available upon request.



For a capital share of Stralem Balanced Fund outstanding throughout the period:



                                                          Year Ended December 31,
                                   ------------------------------------------------------------------
                                       2002         2001          2000           1999          1998
                                   ------------------------------------------------------------------

Net asset value, beginning of      $   14.27     $   15.37     $   16.56       $  15.14     $  13.15
period                             ----------    ---------     ---------       ---------    --------

Income (loss) from investment
operations:

  Net investment income                  .35          .34            .46            .32          .35
  Net gains  or (losses) on            (1.13)        (.99)          (.22)          1.90         2.90
  securities                        ---------    ---------     ---------       ---------     --------


     Total from investment              (.78)        (.65)           .24           2.22         3.25
     income (loss)                  ---------   ---------      ---------       ---------    --------


Less distributions:

  Dividends from net investment         (.34)       (.34)           (.44)          (.31)        (.34)
  income                            ---------   ---------       ---------      ---------    --------
  Distributions from capital            (.02)       (.11)           (.99)          (.49)        (.92)
  gains                             ---------   ---------       ---------      ---------    --------



     Total distributions                (.36)       (.45)          (1.43)          (.80)       (1.26)
                                    ---------   ---------       ---------      ---------    --------

Net asset value, end of period     $   13.13    $   14.27       $  15.37       $  16.56     $  15.14
                                   ==========   ==========      ========       ==========   ==========



Total  return                          (5.47)%     (4.22)%         1.51%         14.69%       24.70%



Ratios/supplemental data:
  Net assets, end of period (in    $  45,856    $  51,130      $ 50,130        $ 65,793     $  48,662
  thousands)
  Ratio of expenses to average         1.18%        1.17%         1.11%           1.35%        1.18%
  net assets

  Ratio of net investment income       2.30%        2.28%       2.40%             1.97%        2.30%
  to average naet assets

  Portfolio turnover rate             19.00%       20.00%       30.00%           20.00%       18.00%





Note: The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Stralem Equity Fund

This financial highlights table is intended to help you understand Stralem Equity Fund's financial performance for the past three years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions. Eisner LLP (formerly Richard A. Eisner & Company, LLP) has audited this information. Eisner LLP's report along with further detail on the Fund's financial statements are included in the annual report, which is available upon request.

For a capital share of Stralem Equity Fund outstanding throughout the period:

                                         Year  Ended December 31,
                                ==============================================
                                    2002              2001            2000*
                                ==========         ==========     ============

Net asset value, beginning      $      99.70       $   104.80     $     100.00
of period                       ------------       ----------     ------------

Income (loss) from
investment operations:

  Net investment income                  .96              .77              .53
  Net gains  or (losses) on           (22.33)           (5.13)            4.89
  securities                    ------------       ----------     -------------


    Total from investment             (21.37)           (4.36)           5.42
    income (loss)               ------------       ----------     ------------


Less distributions:

  Dividends from net
  investment income                    (.93)             (.74)           (.62)
  Distributions from capital
  gains                         ------------       ----------     ------------

    Total distributions                (.93)             (.74)           (.62)
                                ------------       ----------     ------------

Net asset value, end of         $      77.40       $    99.70     $     104.80
period                          ============       ==========     ============


Total  return                         (21.44)%          (4.16)%          5.70%**

Ratios/supplemental data:
  Net assets, end of period
  (in thousands)                $     26,509           32,767          32,599
  Ratio of expenses to
  average net assets                    1.79%            1.78%           1.84%

  Ratio of net investment
  income to average net assets          1.03%             .77%            .61

  Portfolio turnover rate              29.00%           21.00%           5.00%



Note: The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*   Period from January 18, 2000 (inception) to December 31, 2000.

**  Total return on annualized basis.

Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Funds and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.
Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


To Review or Obtain this Information. To obtain a free copy of the Statement of Additional Information and annual and semi-annual reports or to make any other inquiries about the Funds, you may call the Funds collect at (212) 888-8123. This information may be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the
operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Copies of this information may also be obtained for a duplicating fee by electronic request to publicinfo@sec.gov, or by writing the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-6009. Information about the Fund is also available on the SEC's EDGAR database on its internet site at http://www.sec.gov.







Investment Company Act File No. 811-1920.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  STRALEM FUND
                               645 Madison Avenue
                            New York, New York 10022


                              STRALEM BALANCED FUND

                               STRALEM EQUITY FUND


                                 April 30, 2003


This Statement of Additional Information ("SAI") is not a Prospectus. This SAI should be read in conjunction with the combined prospectus of Stralem Balanced Fund and Stralem Equity Fund dated April 30, 2003 (the Funds to which this SAI relates will be referred to as, collectively, the "Funds") pursuant to which shares of the Funds are offered (the "Prospectus"). This SAI should also be read in conjunction with each Fund's Annual Report for the year ended December 31, 2002. This SAI is incorporated by reference in its entirety into the Prospectus. To obtain a copy of the Prospectus, please write to Stralem Fund at 645 Madison Avenue, New York, New York 10022 or call collect at (212) 888-8123.

The Funds' audited financial statements for the fiscal year ended December 31, 2002 are incorporated in this SAI by reference to the Funds' 2002 annual report to shareholders (File No. 811-1920). You may obtain a copy of the Funds' annual report at no charge by request to the Funds at the address or phone number noted above.


Stralem & Company Incorporated serves as the Funds' investment adviser (the "Investment Adviser").

                              TABLE OF CONTENTS
                                                                          Page

General Information.........................................................B-2

Organization and History....................................................B-2

Investment Objectives, Policies and Techniques..............................B-2

Management of the Funds.....................................................B-4

Control Persons and Principal Holders of Securities.........................B-6

Investment Adviser..........................................................B-7

Brokerage Allocation........................................................B-9

Codes of Ethics............................................................B-10

Additional Information on Purchase, Redemption and Pricing of Shares.......B-10

Performance of the Funds...................................................B-10

Taxes......................................................................B-12


Additional Information About the Funds.....................................B-17


Financial Statements.......................................................B-18

                               GENERAL INFORMATION


      The SAI provides a further discussion of certain matters described in the Prospectus and other matters that may be of interest to investors. No investment in shares of the Funds should be made without first reading the Prospectus.


                            ORGANIZATION AND HISTORY


      Stralem Fund (the "Trust" or "Stralem") is an open-end management investment company. Stralem was incorporated on July 9, 1969 under the laws of the State of Delaware, and on April 30, 1999, Stralem was reorganized into a Delaware statutory trust (formerly referred to as a "business trust"). Currently, the Trust offers two separate, non-diversified series portfolios:
Stralem Balanced Fund (formerly Stralem Fund) and Stralem Equity Fund. On July 31, 2000, the Trust's Board of Trustees (the "Board") established a third series, Stralem III, the shares of which currently are not offered.


                 INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

Objectives of the Funds


      The investment objective of Stralem Balanced Fund is to seek the realization of a combination of income and capital appreciation in an attempt to maximize total return. The investment objective of Stralem Equity Fund is long-term capital appreciation.


Investment Policies


      Since 1974, Stralem Balanced Fund's investment policy has been to achieve its investment objective through a portfolio of securities which is not confined to any particular area. Stralem Equity Fund's investment policy is to invest primarily in equity securities listed or traded on major U.S. stock exchanges. Both Funds are non-diversified and may, therefore, invest a greater percentage of its assets in the securities of fewer issuers than many diversified investment companies. To the extent that a greater portion of each Fund's assets is invested in a smaller number of issuers, an investment in either Fund may be considered more speculative than an investment in a diversified fund.


Other Investment Techniques

      Each Fund may purchase and sell covered options on stocks and stock price index listed on major exchanges or traded over-the-counter where the total cost of such options does not exceed 10% of the net asset value of a Fund at the time of purchase. A covered option is one where a Fund owns the underlying securities.

Turnover Rate


      During 2002 and 2001 , the turnover rate of Stralem Balanced Fund's portfolio, calculated by dividing the lesser of purchases or sales of portfolio securities for the period by the monthly average of the value of the portfolio securities owned by Stralem Balanced Fund during the period, was approximately 19% and 20% respectively. During 2002 and 2001 , the turnover rate of Stralem Equity Fund's portfolio, calculated by dividing the lesser of purchases or sales of portfolio securities for the period by the monthly average of the value of the portfolio securities owned by Stralem Equity Fund during the period, was approximately 29% and 21%. Neither Stralem Balanced Fund nor Stralem Equity Fund can predict what its turnover rate will be in 2003. A high rate of turnover may result in increased income and gain that would have to be distributed to a Fund's shareholders in order for a Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.


Fundamental Investment Restrictions


      Each Fund has adopted the following investment restrictions that cannot be changed without approval of the holders of a majority of its outstanding shares of that Fund. A majority vote means the lesser of (i) 67% or more of the shares present (in person or by proxy) at a meeting of shareholders at which more than one-half of the outstanding shares of a Fund are present (in person or by proxy) or (ii) more than one-half of the outstanding shares of a Fund.

            1. Each Fund may not issue any senior security (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")), except that
      (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, each Fund may borrow as authorized by the 1940 Act.


            2. Each Fund may not borrow money, except that it may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, provided that the total amount of any borrowing does not exceed 33 1/3% of that Fund's total assets at the time of the transaction; and (b) borrow money in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 33 1/3% of a Fund's total assets must be repaid before that Fund may make additional investments.

            3. Each Fund may underwrite securities of other issuers, except to extent that it may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

            4. The Funds may not concentrate their investments in a particular industry (other than securities issued or guaranteed by the government or any of its agencies or instrumentalities). No more than 25% of the value of a Fund's total assets, based upon the current market value at the time of purchase of securities in a particular industry, may be invested in such industry. This restriction shall not prevent a Fund from investing all of its assets in a "master" fund that has adopted a similar restriction.

            5. The Funds may not engage in the purchase or sale of direct interests in real estate or invest in indirect interests in real estate, except for the purpose of providing office space for the transaction of its business. The Funds may, however, invest in securities of real estate investment trusts when such securities are readily marketable, but the Funds have no current intention of so doing.

            6. The Funds may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

            7. The Funds may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.


            Stralem Balanced Fund has also adopted the following investment restrictions, which cannot be changed without a shareholder vote:


            8. As to 50% of the value of its total assets, the Fund may not invest more than 5% of its assets, taken at market value, in the securities of any one issuer (except United States Government securities) and may not purchase more than 10% of the outstanding voting securities of any such issuer.

            9. The Fund may not invest more than 25% of the value of its total assets, taken at market value, in the securities of a single issuer.


      Each Fund will also be subject to certain restrictions in order to qualify as a regulated investment company. See "Taxes - Qualifications as a Regulated Investment Company."

                           MANAGEMENT OF THE FUNDS

Trustees and Officers


      The Board is responsible for the over-all operations of the Funds. The Officers of the Funds, under the direction of the Board , are responsible for the day-to-day operations of the Funds. The table below sets forth information about the Trustees and Officers of the Funds as of December 31, 2002. Unless otherwise noted, each Trustee's and Officer's address is 645 Madison Avenue, New York, New York 10022. Each Trustee oversees two portfolios in the Trust. Each Trustee and Officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. No Trustee holds any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act.


--------------------------------------------------------------------------------

                           Position(s)     Length of
Name, Age and               held with         Time      Principal Occupation
Address                     the Trust       Served**    During Past Five Years

--------------------------------------------------------------------------------

Independent Trustees

--------------------------------------------------------------------------------

Kenneth D. Pearlman (72)     Trustee       30 years     Formerly  Managing
745 Fifth Avenue                                        Director  of  The
New York,  New York 10151                               Evans Partnership
                                                        (investment
                                                        partnership).

--------------------------------------------------------------------------------

Michael T. Rubin (62)        Trustee       5.5 years    Retired.
425 Park Avenue South
New York,  New York 10016

--------------------------------------------------------------------------------

Jean Paul Ruff (68)          Trustee       23 years     President and Chairman,
351 East 84th Street                                    Hawley Fuel Coal, Inc.
New York,  New York 10028

--------------------------------------------------------------------------------
Interested Trustee
--------------------------------------------------------------------------------

Philippe E. Baumann  (72)*   Trustee       30 years     Executive Vice President
                              and                       and Director of  the
                             President                  Investment Adviser.

--------------------------------------------------------------------------------

Officers

--------------------------------------------------------------------------------

Hirschel B. Abelson (69)     Secretary     30 years     President  and
                               and                      and Director of the
                             Treasurer                  Investment Adviser.

--------------------------------------------------------------------------------

Philippe Labaune (34)        Vice          5.5 years    Vice  President  and
                             President                  Trader of the
                                                        the Investment Adviser.

--------------------------------------------------------------------------------

Adam Abelson (34)            Vice          2 years      Vice  President
                             President                  (since November 1999)
                                                        and Investment Advisory
                                                        Assistant and  Marketing
                                                        Assistant
                                                        (since April 1998) of
                                                        the Investment
                                                        Adviser.

--------------------------------------------------------------------------------

Joann Paccione (46)          Assistant     13 years     Consultant
                             Secretary                  (accounting
                             and                        services).
                             Assistant
                             Treasurer

--------------------------------------------------------------------------------


 * Interested person, as defined in the 1940 Act, by reason of relationship as officer and Director of the Investment Adviser.
** Includes service as a Director or Officer of Stralem Fund, Inc., a Delaware corporation and the Trust's prior corporate identity.

Share Ownership


The following table reflects the Trustees' beneficial ownership of equity securities in the Funds as of December 31, 2002:



-------------------------------------------------------------------------------

                                                      Aggregate Dollar Range of
                                                      Equity Securities in All
                                                        Registered Investment
                       Dollar Range of Equity           Companies Overseen by
                       Securities in the  Funds          Trustee in Family of
        Name          as of December 31,  2002           Investment Companies

-------------------------------------------------------------------------------

Mr. Baumann*(1)     over $100,000 (Stralem Balanced)       over $100,000
                    over $100,000 (Stralem Equity)

-------------------------------------------------------------------------------

Mr. Pearlman        under $10,000 (Stralem Balanced)       $10,001-$50,000
                    under $10,000 (Stralem Equity)

-------------------------------------------------------------------------------

Mr. Rubin           $50,001-$100,000 (Stralem Balanced)    $50,001-$100,000
                    $10,001-50,000 (Stralem Equity)

-------------------------------------------------------------------------------

Mr. Ruff(2)         $10,001-$50,000 (Stralem Balanced      $10,001-$50,000
                    $10,001-$50,000 (Stralem Equity)

-------------------------------------------------------------------------------

 --------------------

* Interested person as defined in the 1940 Act, by reason of relationship as officer and Director of the Investment Adviser.

(1) Does not include 206,643 shares owned in the aggregate by two children of Mr. Baumann and 14,217 shares owned by his wife, but includes 102,138 shares of Stralem Balanced Fund owned beneficially by Mr. Baumann through his interest in Stralem Employees Profit Sharing Trust; 3,388 shares of Stralem Balanced Fund held directly; and 2,278 shares of Stralem Equity Fund owned beneficially by Mr. Baumann through his interest in Stralem Employees Profit Sharing Trust.

(2) Does not include 53,682 shares owned in the aggregate by three children of Mr. Ruff, of which shares he disclaims beneficial ownership.


Compensation


      None of the Trustees and Officers of the Funds receives any compensation, other than Trustees' fees, from the Funds. The Funds pay each Trustee who is not an employee of the Investment Adviser a Trustee's fee of up to $1,200 a year for meetings attended, and reimburse them for their out-of-pocket expenses incurred on Fund business. No Trustees' out-of-pocket expenses were claimed or reimbursed during 2002. Each Independent Trustee received $1,000 for the most recently completed fiscal year.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES




The following table shows certain information as to the holdings of shareholders with 5% or more of Stralem Balanced Fund's and Stralem Equity Fund's outstanding shares as of March 31, 2003. Unless otherwise indicated, all ownership is record and beneficial:




Stralem Balanced Fund
---------------------

 Name of Beneficial Owner            Address                 Percent of Class
 ------------------------            -------                 ----------------
 Roger Baumann                    1056 5th Avenue                 5.32%
                                  New York, New York 10028


 Mirabaud & Cie                   Case Postale 5815               9.00%
                                  1211 Geneva,
                                  Switzerland


 Stralem  Employees' Profit       645 Madison Avenue              9.80%
 Sharing Trust                    New York, New York 10022



Stralem Equity Fund
-------------------

 Name of Beneficial Owner            Address                 Percent of Class
 ------------------------            -------                 ----------------
 Ruth Kahn Trust                  P.O. Box 12385                  6.01%
                                  Aspen, Co 81612

 Lombard Odier & Cie              11 Rue De La                    7.62%
                                  Corraterie
                                  1204 Geneva,
                                  Switzerland

 Mirabaud & Cie                   Case Postale 5815               13.85%
                                  1211 Geneva,
                                  Switzerland

 Brown Brothers Harriman          140 Broadway                    23.11%(1)
 Generali Assurances Generales    New York, New York 10005

--------------------


(1)      Record only.

                               INVESTMENT ADVISER


      The Investment Adviser, Stralem & Company Incorporated, having an office at 645 Madison Avenue, New York, New York 10022, is the investment adviser to the Funds under separate contracts (each, a "Contract") dated April 18, 2000 with Stralem Balanced Fund and January 3, 2000 with Stralem Equity Fund. Pursuant to each Contract, the Investment Adviser provides the Funds with, and pays for, all office space and utilities and all research and investment services. The Investment Adviser provides the Funds with, and initially pays for (subject to reimbursement by the Funds, as provided below), all clerical, statistical and related services (excluding legal, accounting, auditing and custodial services) reasonably required by the Funds for the conduct of its business. Legal, accounting, auditing and custodial services are separately obtained and paid for by the Funds.

Contract with Stralem Balanced Fund

      Under its Contract, Stralem Balanced Fund reimburses the Investment Adviser for certain of its expenses attributable to the administration of Stralem Balanced Fund, including a proportionate part of the compensation of employees of the Investment Adviser who perform the clerical, statistical and related services for Stralem Balanced Fund referred to above; such reimbursement is limited by its Contract to $25,000 per annum. Stralem Balanced Fund reimburses the Investment Adviser for, among other things, the expenses and compensation of its employees incurred in preparing reports for Stralem Balanced Fund, in performing Stralem Balanced Fund's duties as the transfer agent and registrar of its own shares and as dividend agent and in performing all of the other administrative functions of Stralem Balanced Fund. Stralem Balanced Fund pays all of its other costs and expenses directly. As a consequence of such reimbursement of the Investment Adviser and such direct payment of other costs, substantially all of Stralem Balanced Fund's expenses, other than those for office space and facilities, are directly or indirectly paid by Stralem Balanced Fund. Stralem Balanced Fund's Contract is reviewed annually by the Board , which may in its discretion approve the continuation of the Contract.

      The continuation of Stralem Balanced Fund's Contract was last approved on March 20, 2003 at a meeting of the Board of Trustees held for that purpose. Stralem Balanced Fund's Contract was approved and adopted by Stralem Balanced Fund's shareholders at an Annual Shareholders' meeting held on April 7, 1999 following the conversion to a Delaware statutory trust. This Contract replaced the prior investment management agreement of Stralem Balanced Fund dated February 28, 1977.

      Stralem Balanced Fund pays the Investment Adviser an advisory fee as described in its Contract. Under the Contract, Stralem Balanced Fund pays to the Investment Adviser on a quarterly basis an amount equal to the aggregate of the following percentages of the average weekly net asset value of Stralem Balanced Fund during the quarterly period then ended:


            1/4 of 1.00% of the first $50 million of such net asset value (1.00% annually),

            3/16 of 1.00% of the next $50 million of such net asset value (0.75% annually), and

            1/8 of 1.00% of such net asset value in excess of $100 million (0.50% annually).


The total payment under Stralem Balanced Fund's Contract for 2002 was $540,957, of which $25,000 was a reimbursement of the Investment Adviser's expenses attributable to administration of Stralem Balanced Fund. The total payment under Stralem Balanced Fund's Contract for 2001 was $561,791, of which $25,000 was a reimbursement of the Investment Adviser's expenses attributable to administration of Stralem Balanced Fund. The total payment under Stralem
Balanced Fund's contract for 2000 was $607,327, of which $25,000 was a reimbursement of the Investment Adviser's expenses attributable to administration of Stralem Balanced Fund.

Contract with Stralem Equity Fund


      Under its Contract, Stralem Equity Fund reimburses the Investment Adviser for certain of its expenses attributable to the administration of Stralem Equity Fund, including a proportionate part of the compensation of employees of the Investment Adviser who perform the clerical, statistical and related services for Stralem Equity Fund referred to above. Stralem Equity Fund reimburses the Investment Adviser for, among other things, the actual expenses and compensation of its employees incurred in preparing reports for Stralem Equity Fund, in performing Stralem Equity Fund's duties as the transfer agent and registrar of its own shares and as dividend agent and in performing all of the other administrative functions of Stralem Equity Fund. Stralem Equity Fund pays all of its other costs and expenses directly. As a consequence of such reimbursement of the Investment Adviser and such direct payment of other costs, substantially all of Stralem Equity Fund's expenses, other than those for office space and facilities, are directly or indirectly paid by Stralem Equity Fund. Stralem Equity Fund's Contract is reviewed annually by the Board , which may in its discretion approve the continuation of the Contract. The continuation of Stralem Equity Fund's Contract was last approved on March 20, 2003 at a meeting of the Board held for that purpose.

      Stralem Equity Fund pays the Investment Adviser an advisory fee as described in its Contract. Under its Contract, Stralem Equity Fund pays to the Investment Adviser on a quarterly basis an amount equal to the aggregate of the following percentages of the average weekly net asset value of Stralem Equity Fund during the quarterly period then ended:


            1/4 of 1.50% of the first $100 million of such net asset value (1.50% annually),

            1/4 of 1.25% of the next $100 million of such net asset value (1.25% annually), and

            1/4 of 1.00% of such net asset value in excess of $200 million (1.00% annually).


      The total payment under Stralem Equity Fund's Contract for 2002 was $514,359, of which $36,858 was a reimbursement of the Investment Adviser's expenses attributable to administration of Stralem Equity Fund. The total payment under Stralem Equity Fund's Contract for 2001 was $524,177, of which $35,893 was a reimbursement of the Investment Adviser's expenses attributable to administration of Stralem Equity Fund. The total payment under Stralem Equity Fund's contract for 2000 was $399,476. The Investment Adviser waived reimbursement of the administration expenses for 2000.

General

      Each Fund's Contract will continue in effect from year to year so long as its continuance is specifically approved at least annually either (1) by the Board , or (2) by the vote of a majority of the outstanding shares of a Fund, provided that in either event the continuance is also approved by the vote of a majority of the Trustees who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. In addition, each Contract may be terminated, without the payment of any penalty, at any time by the Board or by the Investment Adviser, or by the vote of a majority of the outstanding shares of a Fund upon not more than 60 days' written notice, and will be automatically terminated upon any assignment thereof.

      At its meeting on March 20, 2003, the Board, including a majority of the Independent Trustees, acting on behalf of each Fund, reviewed information about the Investment Adviser and considered all factors that it deemed relevant, including, among other things: the nature and quality of the services the Investment Adviser provided to each Fund and its shareholders, the performance of each Fund, the level of fees paid by each Fund compared to fees paid by other similar funds, the level of profitability of the Investment Adviser and the level of and quality of the Investment Adviser's advisory personnel. After reviewing this information, the Board, including a majority of the Independent Trustees, determined that, in light of all the relevant factors, each Contract was reasonable and was in the best interest of each Fund and its shareholders.

Allocation of Investments


      The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and has as clients private individuals, trusts, pension and profit sharing funds, some of whom, like the Funds, have capital appreciation as an investment objective. As a result, investment personnel of the Investment Adviser may at times consider purchases and sales of the same investment securities for the Funds as well as for one or more of the other accounts that they manage or advise. In such cases, it would be the practice of such personnel to allocate the purchases and sales transactions among the Funds and such other accounts in an equitable manner with each account paying the average share price for all transactions in a particular security on a given business day. In making such allocations, the main factors considered would be the respective investment objectives of a Fund and the other accounts, the relative size of the portfolio holdings of each of the same or comparable securities, the current availability of cash for investment by a Fund and each of the other accounts, the tax status of a Fund and the other accounts, and the size of investment commitments generally held by a Fund and the other accounts. All transaction costs relating to these purchases and sales will be shared pro rata by the Funds and the other accounts based on each account's participation in a transaction.

      Within the limits set forth in Section 17 of the 1940 Act, each Fund may invest in securities the issuers of which are clients of the Investment Adviser, but such investments would only be made in securities which are freely marketable under the Securities Act of 1933, as amended (the "Securities Act").


      Each Fund pays an investment advisory fee to the Investment Adviser; accordingly, investment advisory clients of the Investment Adviser who pay an investment advisory fee based upon the amount of securities or cash with respect to which the Investment Adviser renders investment advice and who own shares of a Fund may also effectively pay an additional advisory fee with respect to these shares. No additional investment advisory fees are charged to clients of the Investment Adviser which are subject to the Employee Retirement and Income Security Act on amounts invested by such clients in a Fund.


      The following persons, as of March 31, 2003, beneficially owned 5% or more of the Investment Adviser's outstanding voting common stock: President of the Investment Adviser, Hirschel B. Abelson (33.3%); Executive Vice President of the Investment Adviser, Philippe E. Baumann (33.3%); and Vice President of the Investment Adviser, M. Joel Unger (33.3%). Messrs. Abelson, Baumann and Unger together control the Investment Adviser. Messrs. Abelson, Baumann and Unger, together with members of their families, also own 100% of the outstanding non-voting common stock of the Investment Adviser.


                              BROKERAGE ALLOCATION

      Decisions to buy and sell securities for a Fund and assignment of portfolio business and negotiation of commission rates, where applicable, are made by the Investment Adviser. It is the Funds' policy to obtain the best prices and execution of orders available, and, in doing so, the Funds will assign portfolio executions and negotiate transactions in accordance with the reliability and quality of a broker's services (including handling of execution of orders, research services the nature of which is the receipt of research reports, and related services) and the value of such services and expected contribution to the performance of a Fund. Where commissions paid reflect services furnished to a Fund in addition to execution of orders, each Fund will stand ready to demonstrate that such services were bona fide and rendered for the benefit of that Fund. It is possible that certain of such services may have the effect of reducing the Investment Adviser's expenses.


      During the years 2002, 2001 and 2000, each Fund placed all of its brokerage transactions with the Investment Adviser, who in turn, executed these transactions with BNY Clearing Services LLC, the Funds' custodian ("BNY"). During these periods, Stralem Balanced Fund's brokerage commissions amounted to $82,267, $35,327 and $77,809, respectively, and Stralem Equity Fund's brokerage commissions amounted to $85,187, $51,615 and $117,641, respectively, all of which was paid to the Investment Adviser and BNY. The Contracts do not contain any provision requiring a Fund's brokerage to be transacted through the Investment Adviser. The Board has reviewed and approved the foregoing brokerage arrangements.



      With respect to any transactions to which competitively determined rates are applicable, the execution will not be placed with the Investment Adviser at a commission rate less favorable than the Investment Adviser's contemporaneous charges for its other most favored, but unaffiliated, customers; and, in addition, a good faith judgment will be made that the Investment Adviser is qualified to obtain the best price on the particular transaction and that the commission charged will be reasonable in relation to the value of the brokerage provided in terms of either the particular transaction or the Investment Adviser's overall responsibilities to the Funds. Since the obligation already exists to provide management (which would include elements of research and related skills), brokerage commissions paid to the Investment Adviser will not reflect anything other than payment for the execution services performed on the particular transactions.

      When a Fund purchases or sells a security "over-the-counter" if possible it effects the transaction with a principal market maker, without the use of a broker, unless in the opinion of a Fund a better execution will be achieved through the use of a broker.

      The Contracts do not provide for a reduction of the investment advisory fee by any portion of the brokerage generated by portfolio transactions of a Fund which the Investment Adviser may receive.

      The Investment Adviser will not participate in commissions paid by a Fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.

                                 CODES OF ETHICS


      Each of the Trust and the Investment Adviser has adopted a Code of Ethics (the "Codes of Ethics") to comply with Rule 17j-1 under the 1940 Act. These Codes of Ethics are designed to identify and prevent conflicts of interest and prevent fraud. The Codes of Ethics require initial, quarterly and annual reports by covered employees of all personal securities transactions and holdings. The Codes of Ethics also bar investments in private placements and initial public offerings by certain personnel of the Funds and Stralem & Company Incorporated without preclearance. The Board of Trustees will review reports under the Codes of Ethics and receive certain certifications with respect to their administration. The procedures under the Investment Adviser's Code of Ethics require preclearance of all personal securities investments by persons who have access to certain sensitive investment information. The Codes of Ethics are on file with and available from the Securities and Exchange Commission.


      ADDITIONAL INFORMATION ON PURCHASE, REDEMPTION AND PRICING OF SHARES

      Shares  of  the  Funds  may be  purchased  only  from  Stralem  &  Company
Incorporated, 645 Madison Avenue, New York, New York 10022, the statutory underwriter of such shares, which, pursuant to distribution agreements dated as of April 30, 1999 with Stralem Balanced Fund and January 3, 2000 with Stralem Equity Fund, acts without any compensation as exclusive representative of the Funds in making such sales. Stralem & Company Incorporated receives, on behalf of the Funds, subscriptions for shares and payments therefor. The April 30, 1999 distribution agreement for Stralem Balanced Fund replaced the prior distribution agreement dated February 28, 1977.


      Shares of each Fund may be exchanged for shares of the other Fund. Sales and exchanges of the Funds shares are executed at the Fund's prevailing net asset value per share as of the date the purchase or exchange request is received, if received before 4:00 p.m. Eastern Standard Time.

                            PERFORMANCE OF THE FUNDS

      From time to time, the "average annual total return" and "total return" of an investment in a Fund's shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

      Total return information may be useful to investors in reviewing a Fund's performance. A Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Fund are not insured; its total return is not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Total return for any given past period is not a prediction or representation by a Fund of future rates of return on its shares. The total return of the shares of a Fund are affected by portfolio quality, portfolio maturity, the type of investments a Fund holds, and operating expenses.

Average Annual Total Return. The "average annual total return before taxes" of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), assuming that dividends and distributions were reinvested at the appropriate net asset value per share, according to the following formula:

                                  P(1+T)n = ERV

      The cumulative "total return before taxes" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                       ERV - P = Total Return Before Taxes
                       -------
                       P



      The average annual compounded rates of total return as of December 31, 2002 were as follows:


                          One Year           Five Years           Ten Years
                         ---------          -----------           ----------
Stralem Balanced Fund     - 5.47%              5.62%                8.45%
Stralem Equity Fund       - 21.44%            -7.33%*               N/A
--------------
*     Since inception, January 18, 2000.


Average Annual Total Returns After Taxes on Distributions. The "average annual total return after taxes on distributions" of a Fund is an average annual compounded return for each year in a specified number of years after taxes on fund distributions in each year. It is the rate of return ("T") based on the change in value of a hypothetical initial investment of $1,000 ("P") held for the number of years ("n") to achieve the ending value after taxes on distributions ("ATVD"), according to the following formula:

                                 P(1+T)n = ATVD

      The cumulative "total return after taxes on distributions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

              ATVD - P = Total Return After Taxes on Distributions
            -----------
               P


      The average annual compounded rates of total return after taxes on distributions as of December 31, 2002 were as follows:


                          One Year           Five Years           Ten Years
                         ---------          -----------           ----------
Stralem Balanced Fund     - 6.43%               4.03%              6.50%
Stralem Equity Fund       - 21.81%             -7.72%*             N/A
--------------
*     Since inception, January 18, 2000.

Total Returns After Taxes on Distributions and Redemptions. The "average annual total return after taxes on distributions and redemptions" of a Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P") held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVDR"), according to the following formula:

                                 P(1+T)n = ATVDR

      The cumulative "total return after taxes on distributions and redemptions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

      ATVDR - P = Total Return After Taxes on Distributions and Redemptions
     ----------
         P

      The average annual compounded rates of total return after taxes on distributions and redemptions as of December 31, 2002 were as follows:


                          One Year           Five Years           Ten Years
                         ---------          -----------           ----------
Stralem Balanced          - 5.14%              3.31%               5.08%
Stralem Equity Fund       - 17.45%            -6.05%*              N/A
--------------
*     Since inception, January 18, 2000.



                                      TAXES


      The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).


Qualification as a Regulated Investment Company

      Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards the satisfaction of the Distribution Requirement.


      If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. At December 31, 2002, Stralem Balanced Fund had no accumulated net realized capital loss carryovers. At December 31, 2002, the Equity Fund had accumulated net realized capital loss carryovers of approximately $5,203,000, of which $784,000 expires in 2008, $303,000 expires in 2009 and $4,116,000 expires in 2010. Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service) in effect for the month in which the ownership change occurs. (The rate for April 2003 is 4.58%.) The Trust will use its best effort to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of the Funds, there can be no assurance that the Funds will not have, or have not already had, an ownership change. If a Fund has or has had an ownership change, then such Fund will be subject to Federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distribution of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below.


      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

      In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time a Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss (but only to the extent attributable to changes in foreign currency exchange rates).

      Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by a Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to a Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness. Built-in losses will be preserved where a Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to a Fund's shareholders.

      In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by a Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and a Fund grants qualified covered call option (which, among other things, must not be deep-in-the- money) with respect thereto), or (3) the asset is stock and a Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

      Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by a Fund will be treated as a short-term capital gain or loss.

      Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

      In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of a Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of a Fund' total assets in securities of any such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which a Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

      If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of a Fund's current or accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

      Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. However, such distributions will qualify for the 70% dividends-received deduction for corporate shareholders, but only to the extent discussed below.

      Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. Generally, a dividend Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4) any period during which a Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or
(2)  by  application  of  Code  Section  246(b)  which  in  general  limits  the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular income tax on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

      Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic "small business" stock will be subject to tax.

      Conversely, if a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determinethe effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

      Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his/her shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of a Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.


      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


      Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

      A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale, redemption or exchange of shares in that Fund. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the applicable rate (or lower treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of a foreign shareholder other than a corporation, a Fund may be required to withhold U.S. federal income tax at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes a Fund with proper notification of his/her foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.


Effect of Future Legislation; State and Local Tax Consideration


      The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect. President Bush has recently proposed legislative changes under which, among other things, certain dividends would be excluded from income. It is not clear at this time whether, or in what form, any of such legislative changes (or other legislative changes) will be enacted, what the effective date of any such changes would be, and what other correlative changes would be made that could further affect the tax consequences summarized herein. The foregoing summary does not take the Bush proposals into account.


      Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS


      Stralem Fund, a Delaware statutory trust, is comprised of two separate series. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of each Fund shall not be liable for the obligations of that Fund. The Trust Instrument also provides for indemnification out of Fund property for any shareholder held personally liable solely by his or her being or having been a shareholder. The Trust Instrument also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

      The Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.01 per share. Each share has one vote and participates equally in dividends and distributions declared by a Fund and in a Fund's net assets on liquidation. The shares, when issued, are fully paid and non-assessable. Shares have no pre-emptive, subscription or conversion rights and are freely transferable.

      Eisner LLP, 750 Third Avenue, New York, New York 10017, is the independent certified public accountant for the Funds and performs auditing services for the Funds.

      BNY Clearing Services LLC (the "Custodian"), a Delaware corporation, which is a member corporation of the New York Stock Exchange, Inc., and the corporation through which the Investment Adviser clears its securities transactions, acts as the custodian for all securities of the Funds. The Custodian's principal office is presently located at 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202. Each Fund has a bank checking account with Chase Manhattan Bank.

      Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, serves as counsel to the Funds.

      The Trust acts as each Funds' transfer agent. Each Fund acts as its own registrar and dividend agent.

                              FINANCIAL STATEMENTS


      The audited financial statements for Stralem Balanced Fund and Stralem Equity Fund and the notes thereto as of December 31, 2002 are incorporated herein by reference to each Fund's Annual Report to Shareholders dated January 30, 2003. The December 31, 2002 financial statements are incorporated herein in reliance upon the report of Eisner LLP, independent accountants, given on the authority of such firm as experts in auditing and accounting.

                             Registration Statement
                                       of
                                  STRALEM FUND
                                       on
                                    Form N-1A

PART C.    OTHER INFORMATION

Item 23.

            Exhibits:

(a)(1)      Certificate of Trust dated January 27, 1999. (1)

(a)(2)      Trust Instrument dated January 27, 1999. (1)

(b)         Trust Bylaws dated January 27, 1999. (1)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a) above, and in Article IV of the Bylaws referenced in Exhibit (b) above

(d)(1) Investment Advisory Agreement dated April 7, 1999 between Registrant, on behalf of Stralem Fund, and Stralem & Company Incorporated ("Stralem"). (1)

(d)(2) Investment Advisory Agreement dated January 3, 2000 between Registrant, on behalf of Stralem Equity Fund, and Stralem. (2)

(d)(3) Investment Advisory Agreement between Registrant, on behalf of Stralem III Fund, and Stralem dated September 13, 2000.

(e)(1) Distribution Agreement dated April 30, 1999 between Registrant, on behalf of Stralem Fund, and Stralem. (1)

(e)(2) Distribution Agreement dated January 3, 2000 between Registrant, on behalf of Stralem Equity Fund, and Stralem. (2)

(e)(3) Distribution Agreement dated between Registrant, on behalf of Stralem III Fund, and Stralem dated September 13, 2000.

(f)         Not Applicable.

(g) Custodian Agreement between Registrant and BNY Clearing Services LLC dated June 19, 2001.

(h)         Not applicable.

(i)(1)      Opinion of Kramer Levin Naftalis & Frankel LLP dated April 29, 1999.
            (3)

------------------------------
(1) Filed electronically as an Exhibit to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A on February 26, 1999, accession number 0000922423-99-000367, and incorporated herein by reference.

(2) Filed electronically as an Exhibit to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A on January 10, 2000, accession number 0000922423-00-000042 and incorporated herein by reference.

(3) Filed electronically as an Exhibit to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A on April 29, 1999, accession number 0000922423-99-000570 and incorporated herein by reference.

(i)(2)      Opinion of Morris, Nichols, Arsht & Tunnell dated April 29, 1999.
            (3)

(i)(3)      Consent of Kramer Levin Naftalis & Frankel LLP.

(i)(4) Opinion and Consent of Kramer Levin Naftalis & Frankel LLP dated September 14, 2000 relating to Stralem III Fund. (4)

(i)(5) Opinion of Morris, Nichols, Arsht & Tunnell dated September 14, 2000 relating to Stralem III Fund. (5)

(j)         Consent of Eisner LLP.

(k)         Not applicable.

(l)         Not applicable.

(m)         Not applicable.

(n)         Not applicable.

(p)(1)      Code of Ethics of Registrant dated February 3, 2000. (5)

(p)(2)      Code of Ethics of Stralem dated April 18, 2000. (5)


Item 24.      Persons Controlled by or Under Common Control with Registrant.

There are no persons controlled by or under common control with the Registrant.

Item 25.      Indemnification.

Indemnification in Trust Instrument of Registrant referenced in Item 23(a)(2), above.

   Section 10.02 Indemnification

   (a) Subject to the exceptions and limitations contained in Subsection
       10.02(b):

           (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

           (ii) the word "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

   (b) No indemnification shall be provided hereunder to a Covered Person:

------------------------------
(4) Filed electronically as an Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A on September 14, 2000, accession number 0000922423-00-001133 and incorporated herein by reference.

(5) Filed electronically as an Exhibit to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A on April 24, 2000, accession number 0000922423-00-000656 and incorporated herein by reference.

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

          (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

   (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contact or otherwise under law.

   (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26.      Business and Other Connections of Investment Adviser.

              The names and principal occupations of the officers and directors of Stralem are:


Name and Title                     Principal Occupation
--------------                     --------------------
Hirschel B. Abelson                President
Director and President

Philippe E. Baumann                Executive Vice President
Director and Executive Vice

M. Joel Unger                      Vice President
Director and Vice President

Irene Bergman                      Vice President
Vice President

Philippe Labaune                   Vice President
Vice President

Name and Title                     Principal Occupation
--------------                     --------------------
Adam Abelson                       Vice President
Vice President

Andrew Eras                        Vice President
Vice President

Andrea Baumann Lustig              Vice President
Vice President


   Except for Mr. Unger, the address of each of the foregoing is 645 Madison Avenue, New York, New York 10022. Mr. Unger's address is 1650 Yates Street, Denver, Colorado 90203.

Item 27.      Principal Underwriters.

               (a) Stralem, the sole underwriter of Registrant, does not act as a principal underwriter, depositor or investment adviser to any other investment company.

               (b) Please see the table furnished in response to Item 26 above. In addition, Mr. Baumann, the President and a Trustee of Registrant, is the Executive Vice-President and a Director of Stralem. Mr. Hirschel Abelson, the Secretary and Treasurer of Registrant is also the President of Stralem. Mr. Labaune, Vice-President of Registrant, is also an Assistant Vice-President and Assistant Secretary of Stralem. Mr. Adam Abelson, Vice-President of Registrant, is also an Assistant Vice President of Stralem.

               (c) Inapplicable.

Item 28.      Location of Accounts and Records.

        All accounts and records are in the physical possession of Registrant at 645 Madison Avenue, New York, New York 10022.

Item 29.      Management Services.

        Not applicable.

Item 30.      Undertakings.

        Not applicable.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 2003.


                                     STRALEM FUND



                                     By:  /s/ Philippe E. Baumann
                                     Philippe E. Baumann, President


       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      Signatures                        Title                        Dates
      ----------                        -----                        -----

/s/ Philippe E. Baumann     Trustee and President                April 30, 2003
Philippe E. Baumann         (Principal Executive Officer)


/s/ Kenneth D. Pearlman     Trustee                              April 30, 2003
Kenneth D. Pearlman


/s/ Jean Paul Ruff          Trustee                              April 30, 2003
Jean Paul Ruff


/s/ Michael Rubin           Trustee                              April 30, 2003
Michael Rubin


/s/ Hirschel B. Abelson     Secretary and Treasurer              April 30, 2003
Hirschel B. Abelson         (Principal Financial
                            Accounting Officer)

                                  EXHIBIT INDEX

EX-99.d Investment Advisory Agreement between Registrant, on behalf of Stralem III Fund, and Stralem dated September 13, 2000.

EX-99.e Distribution Agreement dated between Registrant, on behalf of Stralem III Fund, and Stralem dated September 13, 2000.

EX-99.g Custodian Agreement between Registrant and BNY Clearing Services LLC dated June 19, 2001.

EX-99.i(1)    Consent of Kramer Levin Naftalis & Frankel LLP.

EX-99.j       Consent of Eisner LLP.